UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”) held its 2022 Annual Meeting of Stockholders on Monday, May 9, 2022, to vote on three proposals. The following matters as set forth in the Proxy Statement dated March 17, 2022, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.Election of ten (10) Directors.

The following ten nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Grant H. Beard	34,836,379	150,363	1,056,133
Frederick A. Ball	34,136,805	849,937	1,056,133
Anne T. DelSanto	34,760,758	225,984	1,056,133
Tina M. Donikowski	34,703,007	283,735	1,056,133
Ronald C. Foster	34,842,578	144,164	1,056,133
Edward C. Grady	34,159,997	826,745	1,056,133
Stephen D. Kelley	34,840,377	146,365	1,056,133
Lanesha T. Minnix	34,785,791	200,951	1,056,133
David W. Reed	34,896,574	90,168	1,056,133
John A. Roush	34,758,561	228,181	1,056,133

Each director has been elected to serve until the 2023 Annual Meeting of Stockholders, or until his or her successor has been elected and qualified or until such director’s earlier resignation or removal.

2.	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2022.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
35,890,156	146,618	6,101	-

3.	Advisory approval of Advanced Energy’s compensation of its named executive officers.

The advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
34,329,015	636,481	21,245	1,056,133

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

/s/ Elizabeth K. Vonne
Date: May 10, 2022	Elizabeth K. Vonne
Executive Vice President, General Counsel & Corporate Secretary